UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported) January 3, 2020

AMCON DISTRIBUTING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7405 Irvington Road, Omaha NE 68122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 402-331-3727

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFO 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
AMCON Distributing Company (“AMCON”) announced that on January 3, 2020 it entered into a definitive agreement (“Contribution Agreement”) with Chas. M. Sledd Company ("Sledd"), a West Virginia based wholesale distributor serving the convenience store industry. As provided in the Contribution Agreement, AMCON and Sledd are to jointly own a limited liability company ("Team Sledd") formed for the purpose of owning and operating Sledd's wholesale distribution business. Sledd would contribute substantially all of its assets and stated liabilities to Team Sledd, while AMCON would contribute $10.0 million in cash of which $6.5 million is structured as equity and $3.5 million as a secured line of credit to Team Sledd. It is anticipated that AMCON will fund its contribution to Team Sledd from AMCON's revolving credit facility. As a result of the above contributions, Sledd initially would own a majority of the outstanding equity of Team Sledd.
The Contribution Agreement contains customary representations, warranties and covenants, including indemnification and no-shop provisions.  The closing of the transactions contemplated by the Contribution Agreement is expected to take place within the next sixty days, subject to the satisfaction of customary conditions, including conditions respecting the accuracy of each party's representations and warranties and the performance of each party's obligations under the Contribution Agreement.
A press release announcing AMCON's entry into the Contribution Agreement is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

99.1	Press release, dated January 3, 2020, issued by AMCON Distributing Company, announcing its strategic investment in Team Sledd.
* * *

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AMCON DISTRIBUTING COMPANY

Dated: January 3, 2020
	By:	/s/ Andrew C. Plummer
Andrew C. Plummer
President & Chief Financial Officer